UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56059	83-4210278
(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation	Number)	Identification No.)

6900 E. Camelback Road, Suite 240, Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	CISO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Pursuant to the Share Purchase Agreement (the “Agreement”) dated as of December 1, 2021 by and among Cerberus Cyber Sentinel Corporation, a Delaware corporation (the “Company”), and Southford Equities, Inc., a British Virgin Islands company (“Arkavia”), and all of the owners of Arkavia outstanding equity securities were exchanged for the issuance of 3,100,000 share of common stock, par value $0.00001, of the Company.

This Amendment No. 1 on Form 8-K/A includes the financial statements and pro forma financial information required by Item 9.01.

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Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

In accordance with Item 9.01(a), Arkavias’ audited financial statements for the fiscal years ended December 31, 2020 and 2019 are filed herewith as Exhibit 99.1.

In accordance with Item 9.01(a), Arkavias’ unaudited condensed financial statements for the nine months ended September 30, 2021 and 2020 are filed herewith as Exhibit 99.2.

(b)	Pro Forma Financial Information

In accordance with Item 9.01(b), the Company’s pro forma unaudited combined balance sheets and statements of operations at and for the nine months ended September 30, 2021 and the pro forma unaudited combined statements of operations for the fiscal year ended December 31, 2020 are filed herewith as Exhibit 99.3.

(c)	Exhibits

Exhibit Number	Exhibit Description
23.1	Consent of Independent Public Accounting Firm
99.1*	Financial Statements of Arkavia for the years ended December 31, 2020 and 2019
99.2*	Unaudited Condensed Financial Statements of Arkavia for the nine months ended September 30, 2021 and 2020
99.3*	Pro forma unaudited condensed combined financial statements for the nine months ended September 30, 2021 and the year ended December 31, 2020

*	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By:	/s/ Deb Smith
Deb Smith
Chief Financial Officer (Principal Accounting Officer)

February 14, 2022

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